Exhibit 10.22

                            HERSHA HOSPITALITY TRUST

                                WARRANT AGREEMENT


                                  June 3, 1998



2744 Associates, L.P.
c/o Shreenathji Enterprises Limited
148 Sheraton Drive, Box A
New Cumberland, Pennsylvania  17070

Ladies and Gentlemen:

         Hersha Hospitality Limited Partnership (the "Partnership"), hereby agrees to issue and sell to you warrants (the "Warrants") to purchase the number of units of limited partnership interest ("Units") in the Partnership set forth herein, subject to the terms and conditions contained herein.

         1. Issuance of Warrants; Exercise Price. The Warrants, which shall be in the form attached hereto as Exhibit A, shall be issued to you concurrently with the execution hereof in consideration of the payment by you to the Partnership of the sum of $0.001 cash per Unit subject to the Warrants, the receipt and sufficiency of which are hereby acknowledged. The Warrants shall provide that you and such other holder or holders of the Warrants shall have the right to purchase an aggregate of 250,000 Units for an exercise price equal to $9.90 per Unit (the "Exercise Price") or $2,475,000 in the aggregate. The number, character and Exercise Price of such Units are subject to adjustment as hereinafter provided, and the term "Units" shall mean, unless the context otherwise requires, the Units and other securities and property receivable upon exercise of the Warrants. The term "Exercise Price" shall mean, unless the context otherwise requires, the price per Unit of the Units purchasable under the Warrants as set forth in this Section 1, as adjusted from time to time pursuant to Section 5.

         2. Notices of Record Date; Etc.. In the event of (i) any taking by the Partnership of a record date with respect to the holders of any class of securities or the Partnership for purposes of determining which of such holders are entitled to dividends or other distributions (other than regular quarterly distributions), or any right to subscribe for, purchase or otherwise acquire Units or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Partnership, or reclassification or recapitalization of ownership interests in the Partnership or any transfer in one or more related transactions of all or a majority of the assets or revenue or income generating capacity of the Partnership to, or consolidation or merger of the Partnership with or into, any other entity or person, or (iii) any voluntary or involuntary dissolution or winding up of the Partnership, then and

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

in each such event the Partnership will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be taken for the purpose of such distribution or right, and stating the amount and character of such distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Units (or any other class of securities of the Partnership, or another issuer pursuant to Section 5, receivable upon the exercise of the Warrants) shall be entitled to exchange their Units (or such other securities) for securities or other property deliverable upon such event. Any such notice shall be deposited in the United States mail, postage prepaid, at least ten (10) days prior to the date therein specified, and the holders of the Warrants may exercise the Warrants and participate in such event as a registered holder of Units, upon exercise of the Warrants so held, within the ten (10) day period from the date of mailing of such notice.

         3. No Impairment. The Partnership shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or of the Warrants, but will at all times in good faith take any and all action as may be necessary in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Partnership (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the Units issuable from time to time upon exercise of the Warrants , (b) will not increase the par value of any Units receivable upon exercise of the Warrants above the amount payable in respect thereof upon such exercise, and (c) will take all such action as may be necessary or appropriate in order that the Partnership may validly and legally issue fully paid and non-assessable Units upon the exercise of the Warrants.

         4. Exercise of Warrants. At any time and from time to time on and after the date of this Agreement, and expiring at 5:00 p.m., Richmond, Virginia time, on the fifth anniversary of the closing of the initial public offering of Hersha Hospitality Trust (the "Company") and subject to the conditions herein, Warrants may be exercised as to all or any portion of the number of Units covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for Units to be purchased in the form attached hereto as Exhibit B and by a check payable to the order of the Partnership in the amount required for purchase of the Units as to which the Warrants are being exercised, delivered to the Partnership at its principal office at 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070, Attention: President; provided however, that no Warrant holder may exercise Warrants at such time as the Warrant holder does not qualify as an "accredited investor" as that term is defined in Rule 501 under the Securities Act of 1993, as amended. Upon the exercise of a Warrant in whole or in part, the Partnership will within five (5) days thereafter, at its expense (including the payment of any applicable issue or transfer taxes), cause to be issued in the name of and delivered to the Warrant holder the number of Units to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional amount of Units, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full Unit on the date of exercise. The issuance of Units upon exercise of the Warrants shall be effective as of the date of the

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

surrendering of the Warrant for exercise, notwithstanding any delays in the actual issuance or delivery of the Units so purchased. In the event Warrants are exercised as to less than the aggregate amount of all Units issuable upon exercise of all Warrants held by such person, the Partnership shall issue new Warrants to the holder of the Warrants so exercised covering the aggregate number of Units as to which Warrants remain unexercised.

                  For purposes of this section, "Current Value" of a Unit is defined (i) in the case for which a public market exists for the Company's common shares of beneficial interest, par value $.01 per share, (the "Common Shares") at the time of such exercise, at a price per Unit equal to (A) the average of the means between the closing bid and asked prices of the Common Shares in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of such notice, (B) if the Common Shares are quoted on Nasdaq, at the average of the means of the daily closing bid and asked prices of the Common Shares for 20 consecutive business days commencing 30 business days before the date of such notice, or (C) if the Common Shares are listed on any national securities exchange or the Nasdaq National Market, at the average of the daily closing prices of the Common Shares for 20 consecutive business days commencing 30 business days before the date of such notice, and (ii) in the case no public market for the Common Shares exists at the time of such exercise, at the Appraised Value of the Units issuable upon exercise of the Warrant. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Shares (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the Units or property at issue, as of the date of the Valuation Event, which will be the fair market value of such Units or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such Units or other property by the end of the Negotiation Period, then the Appraised Value of such Units or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Partnership (the "Appraiser"). If the holders of the Warrants and the Partnership cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Partnership, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those Appraisers will determine the fair market value of such Units or property, without premium for control or discount for minority interests. Such independent Appraiser(s) will be directed to determine fair market value of such Units or property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by Appraiser(s) of the fair market value will be conclusive and binding on all parties to this Agreement. If there are two Appraisers, and they do not agree as to fair market value, then fair market value shall be determined to be the average of the fair market values as determined by each Appraiser. Appraised Value of each Unit at a time when (i) the Company is not a reporting Company under the Securities Exchange Act of 1934 and (ii) the Common Shares are not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Partnership taken as a whole and dividing that value by the number of Units then outstanding, without premium for control or discount for minority interests, illiquidity or

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

restrictions on transfer. The costs of the Appraiser(s) will be borne by the Partnership. In no event will the Appraised Value of the Units be less than the per share consideration received or receivable with respect to the Units or other securities or property of the same class in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Partnership, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         5. Protection Against Dilution. The Exercise Price for the Units and number of Units issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

                  (a) Distributions, Subdivisions, Reclassifications, Etc.. In case at any time or from time to time after the date of execution of this Agreement, the Partnership shall (i) take a record of the holders of Units for the purpose of entitling them to receive a distribution on Units payable in Units or other class of securities, (ii) subdivide or reclassify its outstanding Units into a greater number, or (iii) combine or reclassify its outstanding Units into a smaller number, then, and in each such case, the Exercise Price in effect at the time of the record date for such distribution or the effective date of such subdivision, combination or reclassification shall be adjusted in such a manner that the Exercise Price for the Units issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of Units outstanding immediately prior to such event shall bear to the total number of Units outstanding immediately after such event.

                  (b) Adjustment of Number of Units Purchasable. When any adjustment is required to be made in the Exercise Price under this Section 5,
(i) the number of Units issuable upon exercise of the Warrants shall be changed (upward to the nearest full Unit) to the number of Units determined by dividing
(x) an amount equal to the number of Units issuable pursuant to the exercise of the Warrants immediately prior to the adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of Units or other securities referred to in Section 5(a) that such holder would have received had the Warrants been exercised prior to the events referred to in Section 5(a).

                  (c) Adjustment for Reorganization, Consolidation, Merger, Etc.. In case of any reorganization or consolidation of the Partnership with, or any merger of the Partnership with or into, another entity (other than a consolidation or merger in which the Partnership is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Partnership, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Partnership hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the

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

Units or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 5.

                  (d) Certificate as to Adjustments. In the event of adjustment as herein provided in this Section 5, the Partnership shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of Units issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of Units or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

                  (e) Minimum Adjustment. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than five cents ($0.05) and any adjustment of less than five cents ($0.05) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to five cents ($0.05) or more; provided however, that upon the exercise of a Warrant, the Partnership shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         6. Registration Rights. The holders of Units issued upon exercise of the Warrants will be entitled to the registration rights set forth in the Partnership's limited partnership agreement, as amended.

         7. Restrictive Legend. Executed copies of this Agreement shall be filed in the principal office of the Partnership. Instruments evidencing all or part of the Warrants shall contain the legend shown on Exhibit A.

         9. Successors and Assigns; Binding Effect. This Agreement shall be binding upon and inure to the benefit of you and the Partnership and their respective successors and permitted assigns.

         10. Notices. Any notice hereunder shall be given by registered or certified mail, if to the Partnership, at its principal office referred to in
Section 5 and, if to the holders, to their respective addresses shown in the Warrant ledger of the Partnership, provided that any holder may at any time on three (3) days' written notice to the Partnership, designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         11. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

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

         12. Assignment; Replacement of Warrants. If a Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of Units not assigned, and the assignee shall be entitled to receive new Warrants covering the number of Units so assigned. Upon receipt of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction or mutilation of any Warrants and appropriate bond or indemnification protection, the Partnership shall issue a new Warrant of like tenor.

         13. Rights of Holders. Until exercised, the Warrants shall not entitle the holders thereof to any of the rights of a limited partner of the Partnership.

         14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of choice of laws thereof.

         15. Definition. All references to the word "you" in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding Units issuable upon exercise of Warrants.

          16. Headings. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                             Very truly yours,

                             HERSHA HOSPITALITY LIMITED PARTNERSHIP

                             By:  Hersha Hospitality Trust, as general partner



                             By: /s/ HASU P. SHAH
                                  ------------------------------------
                                  Hasu P. Shah
                                  Chairman and Chief Executive Officer





Accepted as of the 3rd day of June, 1998.

2744 ASSOCIATES, L.P.

       By:  Shreenathji Enterprises Limited, as
            general partner



By: /s/ HASU P. SHAH
    -------------------------------
     Hasu P. Shah
     President

                                                             EXHIBIT A

                                                         No. _________
                                                        250,000 Shares

                     HERSHA HOSPITALITY LIMITED PARTNERSHIP
                             UNITS PURCHASE WARRANT

         THIS IS TO CERTIFY that 2744 Associates, L.P. or its assigns as permitted in that certain Warrant Agreement (the "Warrant Agreement") dated June 3, 1998 (the "Warrant Date") between the Partnership (as hereafter defined) and 2744 Associates, L.P. is entitled to purchase at any time or from time to time on or after the Warrant Date until 5:00 p.m., Richmond, Virginia time, on the fifth anniversary of the closing of the initial public offering of Hersha Hospitality Trust, 250,000 Units of limited partnership interest ("Units") of Hersha Hospitality Limited Partnership, a Virginia limited partnership (the "Partnership"), for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Partnership. The holder of this Warrant and the Units issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided in the Warrant Agreement.

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. ACCORDINGLY, THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.

         The partnership is authorized to issue different classes of partnership interests. The partnership will furnish Warrant holders, without charge, upon request in writing, a statement of the designations, relative rights, preferences and limitations applicable to each class of partnership interests in the partnership.

         Subject to the provisions of the Securities Act of 1933, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Partnership c/o Hersha Hospitality Trust, 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070, Attention: President, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Partnership, the Partnership may treat the registered holder hereof as the owner hereof for all purposes.

         IN WITNESS WHEREOF, the Partnership has caused this Warrant to be executed and its seal to be hereunto affixed by its proper officers thereunto duly authorized.

                             HERSHA HOSPITALITY LIMITED PARTNERSHIP

                             By:  Hersha Hospitality Trust, as general partner



                             By:                                        (SEAL)
                                 ----------------------------------------------
                                       Hasu P. Shah
                                       Chairman and Chief Executive Officer

ATTEST:



Secretary:
           -------------------------

                                                                     EXHIBIT B


                              FORM OF SUBSCRIPTION


To Hersha Hospitality Limited Partnership:

         The undersigned, the holder of Warrant Number ________, hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase thereunder _______________* units of limited partnership interest ("Units") in Hersha Hospitality Limited Partnership and herewith makes a payment in cash or by check of $________________ thereof and requests that the certificate or certificates for such Units be issued in the name of and delivered to the undersigned. The undersigned acknowledges and agrees that the Units to be received by the undersigned are subject to the restrictions on transfer set forth in the Warrant.



                                   (Signature)




                                    (Address)



Dated: _________________________


         *Insert here the number of Units set forth on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment (which adjustment will be made in the issuance of such Units, other securities, property, or cash) for additional Units or any other securities or property or cash that, pursuant to the adjustment provisions of the Warrant, is deliverable upon exercise.

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers unto _______________________ the right represented by Warrant Number ________to purchase _______________________________ units of limited partnership interest
("Units") of Hersha Hospitality Limited Partnership   to   which   the attached
Warrant   related,    and   appoints _______________________  as
Attorney-in-Fact to transfer such right on the books of Hersha Hospitality Limited Partnership with the full power of substitution in the premises.

         The undersigned represents and warrants that the transfer of the attached Warrant is permitted by the terms of the Warrant Agreement pursuant to which the attached Warrant has been issued, and the transferee hereof, by acceptance of this Assignment, agrees to be bound by the terms of the Warrant Agreement with the same force and effect as if a signatory thereto.



                                   (Signature)




                                    (Address)



Dated: __________________________